Other receivables	12 Months Ended
Dec. 31, 2023
Other Receivables
Other receivables

16. Other receivables

	2023	2022

Other receivables	1,691,665	522,734
Other receivables - ECL Allowance	(2,635)	(1,064)
Total	1,689,030	521,670

Other receivables are related to the acquisition of credit card receivables from acquirers at fair value. The ECL expenses for the year ended December 31, 2023 was US$1,417, as shown in note 7. As of December 31, 2023 and 2022, the total amount of the Group's exposure was classified as Stage 1 Strong (PD<5%) and there was no transfer between stages for the years ended on December 31, 2023 and 2022.

All receivables are classified through stages. The explanation of each stage is set out in the Company’s accounting policies (see note 4).